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                                                                  EXHIBIT 10.19

                                                                  ANNAPOLIS MALL
                                                             ANNAPOLIS, MARYLAND


                           SUBCONTRACT OF MANAGEMENT RIGHTS


         THIS SUBCONTRACT OF MANAGEMENT RIGHTS, dated as of July 1, 1996, is made by and between CENTERMARK PROPERTIES OF ANNAPOLIS, INC., a Delaware corporation ("Managing Partner"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Sub-Manager").

                                       RECITALS

         A. Managing Partner is the managing general partner of Annapolis Mall Limited Partnership (the "Partnership"), the owner of the Annapolis Mall, Anne Arundel County, Maryland (the "Property").

         B. Pursuant to that certain Limited Partnership Agreement, dated May 2, 1979, for the Partnership, as amended (the "Partnership Agreement"), Managing Partner is responsible for providing normal property management and leasing services for the Property on the terms and conditions set forth therein.

         C. Managing Partner desires to subcontract the management services to Sub-Manager, and Sub-Manager desires to perform such management services on a sub-contract basis, all on the terms and conditions set forth herein.

                                      AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Managing Partner hereby engages Sub-Manager, effective on the Assumption Date (as such term is defined in that certain Letter Agreement, dated the date hereof, between CenterMark Properties, Inc. and Sub-Manager), to provide all of the property management and leasing services relating to the Property required to be performed by Managing Partner under the Partnership Agreement upon the terms and conditions set forth in the form of Management Agreement attached hereto as Exhibit A (the "Form Management Agreement"), PROVIDED that (a) all references in the Form Management Agreement to Owner shall be deemed to refer to Managing Partner, (b) the Sub-Manager's rights and obligations shall in all events be subject and subordinate to the terms of the Partnership Agreement and in no event shall the Sub-Manager have any greater rights or responsibilities with respect to the management and leasing of the Property than

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are granted to or imposed on Managing Partner under the Partnership Agreement or to the manager under the Form Management Agreement and (c) the fee and other amounts payable to Sub-Manager shall be equal to, and payable upon the same terms as, the management and related fees payable to Managing Partner under the Partnership Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                  CENTERMARK PROPERTIES
                                    OF ANNAPOLIS, INC.


                                  By:  /s/ Richard Green
                                      ------------------------------------
                                  Name:  Richard Green
                                        ----------------------------------
                                  Title: President
                                         ---------------------------------


                                  CENTERMARK MANAGEMENT COMPANY

                                  By:  WESTFIELD SERVICES, INC.,
                                       managing general partner


                                       By:  /s/ Peter Lowy
                                           -------------------------------
                                       Name:  Peter Lowy
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                                                  VANCOUVER MAIL
                                                           VANCOUVER, WASHINGTON


                           SUBCONTRACT OF MANAGEMENT RIGHTS


         THIS SUBCONTRACT OF MANAGEMENT RIGHTS, dated as of July 1, 1996, is made by and between CENTERMARK PROPERTIES OF VANCOUVER, INC., a Delaware corporation ("Managing Partner"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Sub-Manager").

                                       RECITALS

         A.   Managing Partner is the managing general partner of Vancouver
Mall (the "Partnership"), the owner of the Vancouver Mall, Vancouver, Washington (the "Property").

         B. Pursuant to that certain Joint Venture Agreement, dated as of September 29, 1975, for the Partnership, as amended (the "Partnership Agreement"), Managing Partner is responsible for providing normal property management and leasing services for the Property on the terms and conditions set forth therein.

         C. Managing Partner desires to subcontract the management services to Sub-Manager, and Sub-Manager desires to perform such management services on a sub-contract basis, all on the terms and conditions set forth herein.

                                      AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Managing Partner hereby engages Sub-Manager, effective on the Assumption Date (as such term is defined in that certain Letter Agreement, dated the date hereof, between CenterMark Properties, Inc. and Sub-Manager), to provide all of the property management and leasing services relating to the Property required to be performed by Managing Partner under the Partnership Agreement upon the terms and conditions set forth in the form of Management Agreement attached hereto as Exhibit A (the "Form Management Agreement"), PROVIDED that (a) all references in the Form Management Agreement to Owner shall be deemed to refer to Managing Partner, (b) the Sub-Manager's rights and obligations shall in all events be subject and subordinate to the terms of the Partnership Agreement and in no event shall the Sub-Manager have any greater rights or responsibilities with respect to the management and leasing of the Property than are granted to or imposed on Managing Partner under the Partnership Agreement or to the manager under the Form

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Management Agreement and (c) the fee and other amounts payable to Sub-Manager shall be equal to, and payable upon the same terms as, the management and related fees payable to Managing Partner under the Partnership Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                  CENTERMARK PROPERTIES
                                    OF VANCOUVER, INC.


                                  By:  /s/ Richard Green
                                      ------------------------------------
                                  Name:  Richard Green
                                        ----------------------------------
                                  Title: President
                                        ----------------------------------


                                  CENTERMARK MANAGEMENT COMPANY

                                  By:  WESTFIELD SERVICES, INC.,
                                       managing general partner


                                       By:  /s/ Peter Lowy
                                           -------------------------------
                                       Name:  Peter Lowy
                                             -----------------------------
                                       Title: Vice President
                                             -----------------------------

                                                       SOUTH OF VICTORY PROPERTY
                                                         LOS ANGELES, CALIFORNIA


                           SUBCONTRACT OF MANAGEMENT RIGHTS


         THIS SUBCONTRACT OF MANAGEMENT RIGHTS, dated as of July 1, 1996, is made by and between CENTERMARK PROPERTIES, INC., a Missouri corporation ("Managing Partner"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Sub-Manager").

                                       RECITALS

         A. Managing Partner is the sole general partner of West Valley Partnership (the "Partnership"), the owner of certain property in the vicinity of Victory Boulevard and Owensmouth Avenue, Los Angeles, California (the "Property").

         B. Pursuant to that certain Amended and Restated Limited Partnership Agreement, dated as of December 31, 1985, for the Partnership, as amended (the "Partnership Agreement"), Managing Partner is responsible for providing normal property management and leasing services for the Property on the terms and conditions set forth therein.

         C. Managing Partner desires to subcontract the management services to Sub-Manager, and Sub-Manager desires to perform such management services on a sub-contract basis, all on the terms and conditions set forth herein.

                                      AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Managing Partner hereby engages Sub-Manager, effective on the Assumption Date (as such term is defined in that certain Letter Agreement, dated the date hereof, between CenterMark Properties, Inc. and Sub-Manager), to provide all of the property management and leasing services relating to the Property required to be performed by Managing Partner under the Partnership Agreement upon the terms and conditions set forth in the form of Management Agreement attached hereto as Exhibit A (the "Form Management Agreement"), PROVIDED that (a) all references in the Form Management Agreement to Owner shall be deemed to refer to Managing Partner, (b) the Sub-Manager's rights and obligations shall in all events be subject and subordinate to the terms of the Partnership Agreement and in no event shall the Sub-Manager have any greater rights or responsibilities with respect to the management and leasing of the Property than are granted to or imposed on Managing Partner under the

Partnership Agreement or to the manager under the Form Management Agreement and
(c) the fee and other amounts payable to Sub-Manager shall be equal to, and payable upon the same terms as, the management and related fees payable to Managing Partner under the Partnership Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                  CENTERMARK PROPERTIES, INC.

                                  By:  /s/ Richard Green
                                      ------------------------------------
                                  Name:  Richard Green
                                        ----------------------------------
                                  Title: President
                                        ----------------------------------


                                  CENTERMARK MANAGEMENT COMPANY

                                  By:  WESTFIELD SERVICES, INC.,
                                       managing general partner


                                       By:  /s/ Peter Lowy
                                           -------------------------------
                                       Name:  Peter Lowy
                                             -----------------------------
                                       Title: Vice President
                                             -----------------------------

                                                      WESTROADS SHOPPING CENTER
                                                                      OAKS MALL


                           SUBCONTRACT OF MANAGEMENT RIGHTS


         THIS SUBCONTRACT OF MANAGEMENT RIGHTS, dated as of July 1, 1996, is made by and between CENTERMARK PROPERTIES, INC., a Missouri corporation ("Manager"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Sub-Manager").

                                       RECITALS

         A. Pursuant to that certain Exclusive Management and Leasing Agency Agreement, dated October 7, 1992, between Manager and The Prudential Insurance Company of America ("Prudential"), as amended by that certain letter agreement, dated February 11, 1994, among Prudential, The PruSquit Joint Venture and Manager (as amended, the "Management Agreement"), Manager is responsible for providing normal property management and leasing services for those certain regional shopping centers known as Westroads Shopping Center and Oaks Mall (collectively, the "Property") on the terms and conditions set forth therein.

         B. Manager desires to subcontract the management services to Sub-Manager, and Sub-Manager desires to perform such management services on a sub-contract basis, all on the terms and conditions set forth herein.

                                      AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Manager hereby engages Sub-Manager, effective on the Assumption Date (as such term is defined in that certain Letter Agreement, dated the date hereof, between CenterMark Properties, Inc. and Sub-Manager), to provide all of the property management and leasing services relating to the Property required to be performed by Manager under the Management Agreement upon the terms and conditions set forth in the form of management agreement attached hereto as Exhibit A (the "Form Management Agreement"), PROVIDED that (a) all references in the Form Management Agreement to Owner shall be deemed to refer to Manager, (b) the Sub-Manager's rights and obligations shall in all events be subject and subordinate to the terms of the Management Agreement, and (c) the fee and other amounts payable to Sub-Manager shall be equal to, and payable upon the same terms as, the management and related fees payable to Manager under the Management Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


                                  CENTERMARK PROPERTIES, INC.


                                  By:  /s/ Richard Green
                                      ------------------------------------
                                  Name:  Richard Green
                                        ----------------------------------
                                  Title: President
                                        ----------------------------------


                                  CENTERMARK MANAGEMENT COMPANY

                                  By:  WESTFIELD SERVICES, INC.,
                                       managing general partner


                                       By:  /s/ Peter Lowy
                                           -------------------------------
                                       Name:  Peter Lowy
                                             -----------------------------
                                       Title: Vice President
                                             -----------------------------


                                          2